                                                                    Exhibit 22.1




                                 SUBSIDIARIES1


A.  CORAM HEALTHCARE CORPORATION SUBSIDIARIES:

T2 Medical, Inc.

Curaflex Health
 Services, Inc.

HealthInfusion, Inc.

Medisys, Inc.

H.M.S.S., Inc.

Coram, Inc.

B.  T2 MEDICAL, INC. SUBSIDIARIES:

Alabama Home
 Therapeutics VI, Inc.

Athens Home
 Therapeutics, Inc.

Atlantic Coast Home
 Therapeutics, Inc.

Augusta Home
 Therapeutics, Inc.

Baltimore Home
 Therapeutics, Inc.

Capital Home
 Therapy, Inc.

Central Texas Home
 Therapeutics, Inc.

Charleston Home
 Therapeutics, Inc.

Charleston Home
 Therapeutics II, Inc.

City Home
 Therapeutics, Inc.


____________________

1 As of March 20, 1995.




                                      1.

Colonial Home
 Therapeutics, Inc.

Columbia Home
 Therapeutics, Inc.

Columbus Home
 Therapeutics, Inc.

Commonwealth Home
 Therapeutics, Inc.

Commonwealth Home
 Therapeutics II, Inc.

Commonwealth Home
 Therapeutics III, Inc.

Coram Healthcare
 Corporation of Alabama,
 formerly known as
 Alabama Home
 Therapeutics, Inc.

Coram Healthcare Corporation
 of Asheville, formerly known as
 Asheville Home Therapeutics, Inc.

Coram Healthcare
 Corporation of Central
 Florida, formerly known
 as Home Therapeutics
 of Florida, Inc.

Coram Healthcare
 Corporation of
 Central Virginia,
 formerly known as
 Central Virginia
 Home Therapeutics,
 Inc.

Coram Healthcare
 Corporation of
 Charlotte, formerly
 known as North Carolina
 Home Therapeutics, Inc.

Coram Healthcare
 Corporation of
 Connecticut, formerly
 known as Connecticut
 Home Therapeutics, Inc.






                                      2.

Coram Healthcare
 Corporation of Georgia,
 formerly known as
 Georgia Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of Greater
 Washington, D.C.,
 formerly known as
 Potomac Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of Iowa,
 formerly known as Iowa
 Home Therapeutics, Inc.

Coram Healthcare
 Corporation of
 Mississippi, formerly
 known as Mississippi
 Home Therapeutics, Inc.

Coram Healthcare Corporation
 of New Jersey, formerly known as
 Northern New Jersey
 Home Therapeutics,
 Inc.

Coram Healthcare
 Corporation of Northern
 California, formerly
 known as Lifesource,
 Inc.

Coram Healthcare
 Corporation of Northern
 Nevada, formerly known
 as TPN, Inc.

Coram Healthcare
 Corporation of
 Northern Ohio, formerly
 known as Cleveland Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of
 Oklahoma, formerly
 known as Tulsa Home
 Therapeutics, Inc.





                                      3.

Coram Healthcare
 Corporation of Rhode
 Island, formerly known
 as Rhode Island Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of Southern
 Florida, formerly known
 as Southwest Florida
 Home Therapeutics, Inc.

Coram Healthcare
 Corporation of Southern
 Ohio, formerly known as
 Tri-State Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of
 Tennessee, formerly
 known as Knoxville
 Home Therapeutics, Inc.

Coram Healthcare
 Corporation of the
 Shenandoah Valley, formerly
 known as Shenandoah Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of
 Washington, formerly
 known as Puget Sound
 Home Therapeutics, Inc.

Coram Healthcare
 Corporation of Western
 Florida, formerly known as
 Sarasota Home
 Therapeutics, Inc.

Coram Healthcare
 Corporation of Western
 Kentucky, formerly
 known as Western
 Kentucky Home
 Therapeutics, Inc.





                                      4.

Coram Healthcare
 Corporation of West
 Virginia, formerly
 known as Southern
 West Virginia Home
 Therapeutics, Inc.

Cullman Home
 Therapeutics, Inc.

Dallas Home
 Therapeutics, Inc.

Dallas Home
 Therapeutics II, Inc.

Delaware Valley Home
 Therapeutics, Inc.

Diablo Home
 Therapeutics, Inc.

Drs. MBWS Home
 Therapeutics, Inc.

East Tennessee Home
 Therapeutics, Inc.

Georgia Home
 Nursing, Inc.

Georgia Home
 Therapeutics V, Inc.

Golden Gate Home
 Therapeutics, Inc.

Gramercy Park Home
 Therapeutics, Inc.

Greater Connecticut Home
 Therapeutics, Inc.

Greater New York Home
 Therapeutics, Inc.

Heritage Medical
 Services of Georgia,
 Inc.2




____________________

2  Wholly owned subsidiary of T2 Lithotripter Investment, Inc.

                                      5.

Home Therapeutics
 Supply, Inc.

Hunter Home
 Therapeutics, Inc.

Indiana Home
 Therapeutics, Inc.

Intracare
 Corporation3

Intracare Holdings
 Corporation

Kentucky Home
 Therapeutics, Inc.

Keystone Home
 Therapeutics, Inc.

Litho Center
 Southwest, Inc.4

Long Island Home
 Therapeutics, Inc.

Meridian Home
 Therapeutics, Inc.

Merritt Home
 Therapeutics, Inc.

Metropolitan Home
 Therapeutics II, Inc.

Middle Tennessee Home
 Therapeutics, Inc.

Mid-Florida Home
 Therapeutics, Inc.

Midlands Home
 Therapeutics, Inc.

Milwaukee Home
 Therapeutics, Inc.





____________________

3  Wholly owned subsidiary of Intracare Holdings Corporation.

4  Wholly owned subsidiary of T2 Lithotripter Investment of Texas, Inc.

                                      6.

Milwaukee Home
 Therapeutics II, Inc.

Minnesota Home
 Therapeutics, Inc.

Mississippi Home
 Therapeutics II, Inc.

Montgomery Home
 Therapeutics, Inc.

Montgomery Home
 Therapeutics II, Inc.

New Orleans Home
 Therapeutics, Inc.

New York Home
 Therapeutics, Inc.

Northern New York
 Home Therapeutics,
 Inc.

Northshore Home
 Therapeutics, Inc.

North Texas Home
 Therapeutics, Inc.

Oceanside Home
 Therapeutics, Inc.

Penn Valley Home
 Therapeutics, Inc.

Phoenix Home
 Therapeutics, Inc.

Piedmont Home
 Therapeutics, Inc.

Piedmont Home
 Therapeutics III, Inc.

Piedmont Home
 Therapeutics IV, Inc.

Professional Home
 Nursing, Inc.

Rhode Island Home





                                      7.

 Therapeutics II, Inc.

Rhode Island Home
 Therapeutics III, Inc.

River City Nursing,
 Inc.

Sacramento Home
 Therapeutics, Inc.

Salem Home
 Therapeutics, Inc.

Santa Barbara Home
 Therapeutics, Inc.

Sarasota Home
 Therapeutics II, Inc.

Servicetrends, Inc.

Southeast Home
 Therapeutics, Inc.

Southeast Home
 Therapeutics III, Inc.

Southeast Home
 Therapeutics IV, Inc.

Southern Arizona Home
 Therapeutics, Inc.

Southern California
 Home Therapeutics, Inc.

Southern Connecticut
 Therapeutics, Inc.

Space Coast Home
 Therapeutics, Inc.

St. Louis Home
 Therapeutics, Inc.

Syracuse Home
 Therapeutics, Inc.

Tampa Bay Area Home
 Therapeutics, Inc.

Texas Home





                                      8.

 Therapeutics, Inc.

T-Med, Inc.

Triad Home
 Therapeutics, Inc.

Tri-State Home
 Therapeutics III, Inc.

T2 Lithotripter
 Investment, Inc.

T2 Lithotripter
 Investment of Alabama,
 Inc.5

T2 Lithotripter
 Investment of Indiana, Inc.6

T2 Lithotripter
 Investment of Texas, Inc.7

T2 Medical Investments,
 Inc.

Tucson Home
 Therapeutics, Inc.

Utah Home Therapeutics,
 Inc.

Westchester Home
 Therapeutics, Inc.

West 82nd Street Home
 Therapeutics, Inc.

White Plains Home
 Therapeutics, Inc.


C. CURAFLEX HEALTH SERVICES, INC. SUBSIDIARIES:

CASC, Inc.





____________________

5  Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

6  Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

7  Wholly owned subsidiary of T2 Lithotripter Investments, Inc.

                                      9.

CHC of New York,
 Inc.8

Clinical Homecare
 Corporation9

Comprehensive Pharmacy
 Home IV Services, Inc.

Coram Healthcare Corporation
 of Arizona

Coram Healthcare Corporation
 of Colorado

Coram Healthcare
 Corporation of
 Louisiana, formerly
 known as Curaflex
 Nursing Services, Inc.

Coram Healthcare Corporation
 of Michigan

Coram Healthcare Corporation
 of Nebraska

Coram Healthcare
 Corporation of North
 Texas, formerly known as
 Continuecare/Curaflex
 Health Services, Inc.

Coram Healthcare Corporation
 of Oregon

Coram Healthcare Corporation
 of Southern California

Coram Healthcare Corporation
 of Southern Nevada

Coram Healthcare
 Corporation of Utah,
 formerly known as
 Curaflex Home Solution, Inc.





____________________

8  Wholly owned subsidiary of Clinical Homecare Corporation.

9  Wholly owned subsidiary of Curaflex Clinical Services, Inc.

                                     10.

Curaflex Acquisition
 Company, Inc.

Curaflex
 Clinical Services, Inc.

Curaflex Infusion
 Services, Inc.

Curaflex Management
 Services, Inc.

Curaflex
 Massachusetts, Inc.

Curaflex of
 New York, Inc.

New Jersey Living
 Center, Inc.

Stratogen of
 Florida, Inc.

Stratogen of Rhode
 Island, Inc.


D. MEDYSIS, INC. SUBSIDIARIES:

American Home
 Therapies, Inc.

CareVan HomeCare of Illinois,
 Inc.

CareVan Medical
 Systems of Indiana,
 Inc.

Coram Healthcare
 Corporation of
 Illinois, formerly
 known as CareVan
 Medical Systems of
 Illinois, Inc.

Coram Healthcare
 Corporation of
 Minnesota, formerly
 known as CareVan
 Medical Systems Inc.





                                     11.

Coram Healthcare
 Corporation of
 Wisconsin, formerly
 known as CareVan Medical
 Systems of Wisconsin, Inc.

PharmCare, Inc.


E. HEALTHINFUSION, INC. SUBSIDIARIES:

Dickson Research Group, Inc.

First Circle, Inc.10

HealthInfusion
 Dialysis, Inc.

HealthInfusion
 Franchise, Inc.

HealthInfusion of
 Delaware, Inc.

HealthInfusion of
 Indiana, Inc.

HealthInfusion of
 Mid-Atlantic, Inc.

HealthInfusion of
 Naples, Inc.

HealthInfusion of
 New York, Inc.

HealthInfusion of
 Oklahoma, Inc.

HealthInfusion of
 Oregon, Inc.

HealthInfusion of
 Pennsylvania, Inc.

HealthInfusion of
 Southern Oregon

Hospicenter of Texas,
 Inc.





____________________

10 Ceased operations 12/94.

                                     12.

In Vivo Acquisition
 Corporation

NEFRA, Inc.


F.  H.M.S.S. SUBSIDIARIES:

Coram Healthcare Corporation
 of Texas, formerly known as
 H.M.S.S. of Texas, Inc.

H.M.S.S. Infusion
 Affiliates, Inc.

H.M.S.S. Infusion
 Affiliates of
 Jacksonville, Inc.

H.M.S.S. Management,
 Inc.

H.M.S.S. of New York,
 Inc.

Therapeutic
 Affiliates, Inc.





                                     13.